UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 28, 2023
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) GATX Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on April 28, 2023.

(b) Of the 35,331,110 shares outstanding on the record date and entitled to vote at the Annual Meeting, 33,467,049 shares were present in person or by proxy, constituting a quorum of 94.7 percent. At the Annual Meeting, the shareholders of the Company considered and voted upon the following four proposals, each of which is described in detail in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”). The results of each matter voted upon are as follows:

Proposal 1 - Election of Directors

Each of the eight individuals named below was elected to serve on the Company's Board of Directors (the "Board") until the Company's 2024 annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier death or resignation, by the following vote:

Name	For	Against	Abstain	Broker Non-Votes
Diane M. Aigotti	31,720,878	492,047	29,881	1,224,243
Anne L. Arvia	30,973,201	1,240,746	28,859	1,224,243
Robert C. Lyons	30,983,526	1,229,659	29,621	1,224,243
James B. Ream	30,378,578	1,831,158	33,070	1,224,243
Adam L. Stanley	31,701,004	511,714	30,088	1,224,243
David S. Sutherland	30,530,191	1,688,910	23,705	1,224,243
Stephen R. Wilson	31,708,727	490,771	43,308	1,224,243
Paul G. Yovovich	30,609,326	1,589,487	43,993	1,224,243

Proposal 2 - Advisory Resolution on Executive Compensation

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers (referred to as a “Say-on-Pay” vote), by the following vote:

For	Against	Abstain	Broker Non-Votes
31,218,298	944,512	79,996	1,224,243

Proposal 3 - Advisory Resolution on Frequency of Future Votes on Executive Compensation

The shareholders approved, on a non-binding advisory basis, a frequency of “every year” for future Say-on-Pay votes, by the following vote:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
29,951,661	45,992	2,187,789	57,364	1,224,243

See Item 5.07(d) below.

Proposal 4 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the following vote:

For	Against	Abstain	Broker Non-Votes
32,092,586	1,334,358	40,105	—

(c) Not applicable.

(d) In line with the results set forth in Item 5.07(b), Proposal 3 above, on April 28, 2023, the Board determined that the Company will continue to hold future Say-on-Pay votes on an annual basis until the next shareholder advisory vote on the frequency of future Say-on-Pay votes, which is required to occur at least once every six years and thus will occur no later than the Company’s 2029 annual meeting of shareholders.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Brian L. Glassberg
Brian L. Glassberg
Executive Vice President, General Counsel
and Corporate Secretary
May 2, 2023